UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2025

FiEE, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37649	04-2621506
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Flat A1, 29/F, Block A, TML Tower, 3 Hoi Shing Road, Tsuen Wan, Hong Kong

(Address of principal executive offices, including zip code)

852-28166813

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17-CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17-CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	MINM	The Nasdaq Capital Market*

*	Currently suspended.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors

Effective as of April 24, 2025, which is the expiration of the 10-day period after the filing and mailing of FiEE, Inc. (the “Company”)’s Schedule 14F-1 filed and mailed on April 14, 2025, Hu Bin and Cao Yu were appointed to the Company’s board of directors.

Effective as of April 30, 2025, David Natan and Chan Oi Fat were appointed to the Company’s board of directors. Effective as of April 30, 2025, Hu Bin, David Natan and Chan Oi Fat were appointed to the audit committee, compensation committee and the nominating committee of the Company’s board of directors.

In connection with the appointments of David Natan and Chan Oi Fat to the Company’s board of directors, the Company entered into a director agreement with each of David Natan and Chan Oi Fat, pursuant to which agreement each will receive cash fee of $12,500 per quarter, paid quarterly, and the issuance of 100,000 shares of the Company’s common stock, if he is terminated without cause, or if he remains engaged as a director on the Company’s board of directors for a period of one year from the effective date of his director agreement.

Cao Yu, age 34, previously served as the treasury director of Taifeng Cultural Communication Co., Ltd where she oversees its financial matters from November 2018 to November 2024. Prior to that, Ms. Cao served as a business manager of Yangfeng Art Exchange Co., Ltd from February 2016 to October 2018. From March 2011 to January 2016, she served as the treasury officer of financial department of Suzhou Industrial Park Xinfushida Plastic Profile Products Co., Ltd.

Hu Bin, age 55, has served as a director of DC International Service Trade GmbH since December 2024. Prior to that, Mr. Hu worked as a freelancer in the tourism industry from April 2001 to October 2024. From April 1994 to October 2000, he served as the general manager of Suzhou Wintime Advertising Co., Ltd. Before that, he served as the general manager of Suzhou Bauhaus Advertising Design Co., Ltd. from August 1992 to April 1994, where he was engaged in computer-aided design and 3D computer animation production. Mr. Hu began his career at Suzhou Advertising Company in October 1989, where he worked as a designer responsible for graphic design, platemaking, printing, and interior decoration. Mr. Hu graduated from Suzhou Academy of Arts in 1989.

David Natan, age 72, currently serves as President and Chief Executive Officer of Natan & Associates, LLC, a consulting firm offering chief financial officer services to public and private companies in a variety of industries, since 2007. Mr. Natan previously served as a Director of the Company from November 2023 to February 2025. From February 2010 to May 2020, Mr. Natan served as Chief Executive Officer of ForceField Energy, Inc. (OTCMKTS: FNRG), a company focused on the solar industry and LED lighting products. From February 2002 to November 2007, Mr. Natan served as Executive Vice President of Reporting and Chief Financial Officer of PharmaNet Development Group, Inc., a drug development services company, and, from June 1995 to February 2002, as Chief Financial Officer and Vice President of Global Technovations, Inc., a manufacturer and marketer of oil analysis instruments and speakers and speaker components. Prior to that, Mr. Natan served in various roles of increasing responsibility with Deloitte & Touche LLP, a global consulting firm. Mr. Natan currently serves as a member of the Board of Directors and Chair of the Audit Committee of Sunshine Biopharma, Inc. (Nasdaq: SBFM), a pharmaceutical and nutritional supplement company, since February 2022. Previously, Mr. Natan has served as a director for the following public companies: Global Technovations, Forcefield Energy, Titan Pharmaceuticals (Nasdaq: TTNP), Vivakor Inc. (Nasdaq: VIVK), NetBrands Corp. (OTC: NBND), and OpGen Inc. (OTC: OPGN), and Cyclacel Pharmaceuticals (Nasdaq: CYCC). Mr. Natan holds a B.A. in Economics from Boston University.

Chan Oi Fat, age 46, has served as Vice President – Finance of SML Group Corporation since March 2018 and as Company Secretary of China Leon Inspection Holding Limited (HKEX: 1586) since February 2018 and of Raily Aesthetic Medicine International Holdings Limited (HKEX: 2135) since November 2020. He is an independent non-executive director of Huajin International Holdings Limited (HKEX: 2738) (since March 2025) and UBoT Holding Limited (HKEX GEM: 8529) (since May 2024) and previously served as an independent non-executive director of China Saftower International Holding Group Limited (HKEX GEM: 8623) from June 2020 to December 2023 and Shanghai Prime Machinery Company Limited (HKEX: 2345) from June 2014 to January 2021. Mr. Chan holds a B.B.A. (Hons) in Accountancy from the City University of Hong Kong (2000) and is a member of the Association of Chartered Certified Accountants (since 2003) and the Hong Kong Institute of Certified Public Accountants (since 2004).

There are no arrangements or understandings between each of Cao Yu, Hu Bin, David Natan and Chan Oi Fat and any other person pursuant to which they were appointed as members of the board of directors. Cao Yu is the niece of Hu Bin. Otherwise, there are no family relationships between each of Cao Yu, Hu Bin, David Natan and Chan Oi Fat, on the one hand, and any director, executive officer or any other person nominated or chosen by the Company to become a director or executive officer, on the other. There are no related person transactions (within the meaning of Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission) between each of Cao Yu, Hu Bin, David Natan and Chan Oi Fat, on the one hand, and the Company, on the other.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIEE, INC.

Date: April 30, 2025	By:	/s/ Li Wai Chung
Li Wai Chung
Chief Executive Officer

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